SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 14, 2002



                                HUMBOLDT BANCORP
             (Exact name of registrant as specified in its charter)


      California                     0-27784                93-1175446
      ----------                     -------                ----------
(State or other jurisdiction of    (Commission           (I.R.S. Employer
incorporation or organization)      File Number)         Identification No.)




                        2998 Douglas Boulevard, Suite 330
                               Roseville, CA 95661
                                  916.783.2812
          (Address and telephone number of principal executive offices)

Item 9.  Regulation FD Disclosure

         On November 14, 2002, the Chief Executive Officer and Chief Financial Officer of Humboldt Bancorp (the "Company") each submitted the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002. Copies of the foregoing certifications are attached hereto as exhibits. The certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2003 are being filed as part of the Form 10-Q.

         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 14, 2002                    HUMBOLDT BANCORP,
                                            a California Corporation


                                           /s/ Patrick J. Rusnak
                                           -------------------------
                                           Patrick J. Rusnak
                                           Chief Financial Officer

Exhibit Index

99.1     Certification of Form 10-Q by Chief Executive Officer
99.2     Certification of Form 10-Q by Chief Financial Officer

                                                                   Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350, AS ADOPTED TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, (the Report) by Humboldt Bancorp (the "Company"), the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 13, 2002                 /s/ Robert M. Daugherty
                                          ------------------------------
                                          Robert M. Daugherty
                                          President and Chief Executive Officer

                                                                  Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350, AS ADOPTED TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, (the "Report") by Humboldt Bancorp (the "Company"), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         The Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934; and

         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 13, 2002                       /s/ Patrick J. Rusnak
                                                ------------------------------
                                                Patrick J. Rusnak
                                                Chief Financial Officer